Exhibit 99(j)

Consent of Independent Registered Public Accounting Firm

We consent to the references to our firm under the captions "Financial Highlights" and “Other Information” in the Prospectuses and "Counsel and Independent Registered Public Accounting Firm" and “Financial Statements” in the Statements of Additional Information in Post-Effective Amendment No. 2,287 and No. 2,291 to the Registration Statement (Form N-1A, No. 333-123257 and No. 811-10325) of VanEck Vectors ETF Trust and to the incorporation by reference of our reports dated February 24, 2016 on Africa Index ETF, Brazil Small-Cap ETF, Egypt Index ETF, Gulf States Index ETF, India Small-Cap Index ETF, Indonesia Index ETF, Indonesia Small-Cap ETF, Israel ETF, Poland ETF, Russia ETF, Russia Small-Cap ETF and Vietnam ETF (twelve of the investment funds constituting the VanEck Vectors ETF Trust) included in the Annual Report to Shareholders for the fiscal year ended December 31, 2015.

Ernst & Young LLP

New York, NY

April 25, 2016

Consent of Independent Registered Public Accounting Firm

We consent to the references to our firm under the captions "Financial Highlights" and “Other Information” in the Prospectuses and "Counsel and Independent Registered Public Accounting Firm" and “Financial Statements” in the Statements of Additional Information in Post-Effective Amendment No. 2,287 and No. 2,291 to the Registration Statement (Form N-1A, No. 333-123257 and No. 811-10325) of VanEck Vectors ETF Trust and to the incorporation by reference of our reports dated February 23, 2016 on Agribusiness ETF, Coal ETF, Global Alternative Energy ETF, Gold Miners ETF, Junior Gold Miners ETF, Natural Resources ETF, Oil Refiners ETF, Oil Services ETF, Rare Earth/Strategic Metals ETF, Solar Energy ETF, Steel ETF, Unconventional Oil & Gas ETF and Uranium+Nuclear Energy ETF (thirteen of the investment funds constituting the VanEck Vectors ETF Trust) included in the Annual Report to Shareholders for the fiscal year ended December 31, 2015.

Ernst & Young LLP

New York, NY

April 25, 2016

Consent of Independent Registered Public Accounting Firm

We consent to the references to our firm under the captions "Financial Highlights" and “Other Information” in the Prospectuses and "Counsel and Independent Registered Public Accounting Firm" and “Financial Statements” in the Statements of Additional Information in Post-Effective Amendment No. 2,287 and No. 2,291 to the Registration Statement (Form N-1A, No. 333-123257 and No. 811-10325) of VanEck Vectors ETF Trust and to the incorporation by reference of our reports dated February 24, 2016 on ChinaAMC CSI 300 ETF and ChinaAMC SME-ChiNext ETF (two of the investment funds constituting the VanEck Vectors ETF Trust) included in the Annual Report to Shareholders for the fiscal year ended December 31, 2015.

Ernst & Young LLP

New York, NY

April 25, 2016